Subsequent Events	9 Months Ended
Mar. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
On April 2, 2015, the Company, through its majority owned subsidiary, CVR, acquired AVRS, Inc. ("AVRS"), a provider of electronic vehicle registration software in California. The acquisition was made pursuant to an agreement of merger, which contains customary representations, warranties, covenants, and indemnities by the sellers and CVR. CVR acquired all of the outstanding stock of AVRS for approximately $50.0 million, which includes contingent consideration payable upon the satisfaction of specified conditions. The acquisition was funded with cash on hand. The Company is still gathering information necessary to perform the allocation of the purchase price to the fair value of assets acquired and liabilities assumed; therefore, disclosure of this information is impracticable at this time.